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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):


                                  July 29, 2004

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                            T-3 ENERGY SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                    000-19580              76-0697390
--------------------------------   -----------------------   -------------------
 (State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
          Incorporation)                                     Identification No.)


                       13111 Northwest Freeway, Suite 500
                              Houston, Texas 77040
               (Address of principal executive offices) (zip code)

                                 (713) 996-4110
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On July 28, 2004, T-3 Energy Services, Inc. (the "Company) issued a press release announcing that effective July 22, 2004, Steven W. Krablin has resigned from his position as a member of the Board of Directors and as Chairman of the Audit Committee to pursue other interests. Mr. Krablin had served on T-3's Board of Directors and Audit Committee since December 2001.

The Company's Board of Directors has elected Michael W. Press as a member of the Board of Directors and the Audit Committee. James M. Tidwell, a current Audit Committee member, has been appointed Chairman of the Audit Committee. Prior to joining T-3, Mr. Press was Chief Executive Officer of KBC Advanced Technologies plc, an international petroleum consulting firm, from 1997 to 2001. Preceding that, he spent twenty-seven years in the energy industry in senior management and executive positions. These positions included, but were not limited to, Executive Vice President of Refining and Marketing at Amerada Hess Corporation from 1994 to 1996, Senior Vice President of Manufacturing and Supply at British Petroleum plc from 1990 to 1994, and Senior Vice President of Crude Trading and Transportation at The Standard Oil Company from 1986 to 1988. Mr. Press is 57 years of age and is currently a member of the Board of Directors of ABARTA, Inc. and Petrofac Ltd., and is Chairman of Varel International and Oiltools International Ltd.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     The following Exhibits are filed herewith:

          99.1 Press Release





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          T-3 ENERGY SERVICES, INC.

Date: July 29, 2004                       By: /s/ Michael T. Mino
                                          ---------------------------
                                                  Michael T. Mino
                                                  Corporate
                                                  Controller and Vice
                                                  President


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                                  EXHIBIT INDEX

Exhibit No.     Description
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    99.1        Press Release



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